VESSELS AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2021
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET
Movements in the six months ended June 30, 2021 are summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Vessels and Equipment, net
Balance at December 31, 2020	1,693,171	(452,473)	1,240,698
Depreciation	—	(39,908)	(39,908)
Capital improvements	12,623	—	12,623
Reclassification from investments in direct financing leases	355,635	—	355,635
Transfer to assets held for sale	(5,500)	—	(5,500)
Balance at June 30, 2021	2,055,929	(492,381)	1,563,548

The capital improvements of $12.6 million relate to exhaust gas cleaning systems ("EGCS" or "scrubbers") and ballast water treatment systems ("BWTS") installed on six vessels during the six months ended June 30, 2021.

During the six months ended June 30, 2021, one drilling unit (West Linus), previously recorded as a direct financing lease, was reclassified to vessels and equipment at the carrying value of $355.6 million. The drilling unit is held by a wholly owned subsidiary of the Company (SFL Linus Ltd) and is leased to a subsidiary of Seadrill Limited (“Seadrill”), a related party. The reclassification occurred on March 9, 2021, following approval by the bankruptcy court of the Interim Funding and Settlement Agreement signed between the Company and Seadrill, allowing Seadrill to pay reduced charterhire for West Linus during the interim period. The change in rate met the definition of a modification resulting in the lease being reclassified from a direct financing lease to an operating lease. (See also Note 9: Investment in sales-type leases, direct financing leases and leaseback assets and Note 10: Investment in Associated Companies).

On March 31, 2021, the Company entered into a Memorandum of Agreement with an unrelated party to sell the drilling unit West Taurus to a ship recycling facility in Turkey. The rig has been redelivered to SFL and is expected to be recycled during the third quarter of 2021. As at June 30, 2021, West Taurus is presented as an 'Asset held for sale' within Current Assets. Following the reclassification, an impairment loss of $1.9 million was recorded against the rig in the six months ended June 30, 2021.

During the six months ended June 30, 2021, no impairment losses were recorded against the carrying value of Vessels and Equipment, net. In the six months ended June 30, 2020, an impairment charge of $80.3 million was recorded against the carrying value of seven Handysize bulk carriers. The impairment charge arose in the six months ended June 30, 2020 due to revised future cashflow estimates following uncertainty over future demand combined with negative implications for global trade of dry bulk commodities as a result of the COVID-19 outbreak.